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                                                       Exhibit 23.2


                      CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in this registration statement on Form S-8 of our reports dated February 13, 1996 on our audits of the consolidated financial statements and financial statement schedule of Lifeline Systems, Inc.

                                                  /S/ Coopers & Lybrand L.L.P.


                                                  COOPERS & LYBRAND L.L.P

Boston, Massachusetts
May 15, 1996